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                                                                   Exhibit 10.11


                                OFFICE BUILDING LEASE

    THIS LEASE, made this 20th day of June 1995, by and between Peachtree Dunwoody Partners, L.P., a Georgia Partnership (hereinafter called "Landlord"), and DEC International, Inc., a Delaware Corporation (hereinafter called "Tenant").

    FOR AND IN CONSIDERATION of the mutual covenants and conditions contained herein, the parties hereto do hereby agree as follows:

                                     1. PREMISES

    Tenant desires to lease from Landlord approximately 4,346 rentable square feet in Suite 150 as outlined by the floor plan, Exhibit "A", (hereinafter referred to as the "Premises") in the Building known as Building C, 5775 Peachtree Dunwoody Road, Atlanta, GA 30342 as such Building is more fully and particularly described in Exhibit "B"; such exhibits attached hereto are incorporated herein by reference.

                                       2. TERM

    The term of this Lease (hereinafter called "Term") shall be five (5) years and no (0) months commencing on August 1, 1995 (hereinafter called "Commencement Date"), and expiring at 11:59 p.m. on July 31, 2000, except as otherwise provided herein.

                                    3. BASE RENTAL

    Tenant agrees to pay Landlord a Base Rental as follows:

                                            Monthly        Annually
                                            -------        --------

August 1, 1995 to July 31, 1996             $5,523.04      $66,276.48
August 1, 1996 to July 31, 1997             $5,688.73      $68,264.76
August 1, 1997 to July 31, 1998             $5,859.39      $70,312.68
August 1, 1998 to July 31, 1999             $6,035.17      $72,422.04
August 1, 1999 to July 31, 2000             $6,216.23      $74,594.76


    Each monthly installment shall be due and payable promptly on the first day of each month, in advance and without offset, deduction or prior demand, during the Term of this Lease. Monthly installments of Base Rent shall be payable to Peachtree Dunwoody Partners, L.P., c/o TMW Real Estate Management Inc., 5775 Peachtree Dunwoody Road, Suite 470-C, Atlanta, GA 30342.

    In the event Tenant shall fail to pay monthly installments within five (5) days of the due date, a late charge of five percent (5%) of the monthly Base Rental, with a minimum of twenty dollars ($20.00) per month, shall be added to the Base Rental and paid to Landlord for each such late payment and the same shall be treated as additional rent. Should Tenant present a check to Landlord that is returned from Tenant's bank for any reason, Landlord reserves the right to ask for payment in the form of certified funds. Tenant agrees to pay Landlord interest at a rate of twelve percent (12%) per annum (or the maximum rate permitted by applicable law, whichever is less) on all Base Rental, additional rental or other sums due hereunder that are not paid when such amounts are due and payable.

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                                 4. SECURITY DEPOSIT

    Prior to occupancy, Tenant shall pay to Landlord, as a security deposit, the amount of Five Thousand Five Hundred Twenty Three and 04/100 Dollars ($5,523.04) (the "Security Deposit"). The Security Deposit is refundable to Tenant within thirty (30) days following satisfactory completion of all of the terms of the Lease and provided that no defective conditions, other than normal wear and tear, are left not repaired by Tenant, and the Tenant is not otherwise in default under this Lease. Landlord may, but shall not be required to, apply all or a portion of the Security Deposit toward sums due to Landlord by Tenant hereunder and/or in order to make any repairs to the Premises required to be made by Tenant hereunder, and any portion of this Security Deposit used by Landlord for such purposes shall be restored by Tenant within fifteen (15) days after written demand therefor from Landlord. Any portion of the Security
Deposit not required to reimburse Landlord for Landlord's expense in repairing defective conditions caused by Tenant or for paying amounts owed by Tenant to Landlord, shall be refunded to the Tenant as provided above. Tenant shall not be entitled to any interest that may accrue on Security Deposit during the Term of this Lease.

                    5. DELIVERY OF PREMISES TO TENANT BY LANDLORD

    Landlord agrees to cause the Premises to be completed in accordance with the plans, specifications and agreement approved by both parties and attached hereto as Exhibit "A" and made a part of this Lease ("Landlord's Work"). Landlord's Work required hereunder shall be completed at the cost and expense of Landlord unless otherwise specified herein. Landlord's Work shall be done with such minor variations as Landlord may deem advisable, so long as such variations do not materially interfere with Tenant's intended use of the Premises. "Substantial Completion" of the Premises, as used herein, shall occur when Landlord certifies in writing to Tenant that Landlord's Work required hereunder has been completed and the Premises are ready for occupancy, except for minor "punch list" or similar corrective work to be completed within a reasonable period of time by Landlord, and except for any work to be performed by Tenant. Other than for Landlord's Work, Landlord shall have no obligation for the completion of the Premises.

    Neither Landlord nor Landlord's agents have made any representations, warranties or promises with respect to the physical condition of the Building, the land upon which it is erected or the Premises, or any matter or thing affecting or related to the Premises except as herein expressly set forth.

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    The "Commencement Date" of this Lease shall be the later of Substantial
Completion (as that term is defined herein) of the Premises or the Scheduled Commencement Date (as that term is defined in Section 2). Promptly following the Commencement Date, Landlord and Tenant shall execute an agreement (the "Agreement") acknowledging that Tenant has accepted possession and reciting the exact Commencement Date and Termination Date of the Lease. The Tenant, by taking possession of the Premises, shall be deemed to have agreed that the Premises are then in a satisfactory order, repair and condition, except as set forth on a list prepared by Landlord and Tenant prior to occupancy, and Tenant shall provide Landlord, upon request, a written acknowledgment of acceptance. If Tenant, for whatever reason, occupies the Premises prior to the Commencement Date, then all terms and conditions of this Lease shall apply to such occupancy, with the exception of Tenant's obligation to pay rental, which unless otherwise agreed to in writing by Landlord and Tenant, shall not commence until the Commencement Date. If Landlord, for any reason whatsoever, fails to deliver possession of Premises to Tenant on or before the Scheduled Commencement Date, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom. Should the actual Commencement Date be later than the Scheduled Commencement Date, the Termination Date shall be extended by the same period as the Commencement Date is extended past the Scheduled Commencement Date, provided however, that if the Commencement Date shall occur on a date other than the first day of a month, rent for such month shall be prorated and the Termination Date shall occur on the last day of the calendar month in which the fifth anniversary of the Commencement Date occurs. The failure by either party, or both parties, to execute the Agreement shall not affect the rights or obligations of either party hereunder. Such Agreement, when so executed and delivered, shall be deemed to be apart of this Lease. "Substantial Completion" shall mean that date after which Landlord has completed Landlord's work at the Premises. Substantial Completion shall be deemed to have occurred notwithstanding a requirement to complete "punch list" or similar corrective work and notwithstanding that any work that is the responsibility of the Tenant may not be completed or operable.

                                  6. USE OF PREMISES

    Tenant shall use the Premises only for business or professional office purposes and shall not use the Premises for any illegal purpose, or violate any statute, regulation, rule, or order of any governmental body, or create or allow to exist any nuisance, or trespass, or do any act in or about the Premises, or bring anything onto or in the Premises or the building containing same which will in any way increase the rate of insurance on the Premises or said building, deface or injure the Premises or such building, or overload the floor of the Premises. Tenant shall fully comply, at Tenant's sole expense, with the provisions of any and all local, state and Federal statutes, regulations, rules or orders, including any provisions of the Americans with Disabilities Act.

    In the event that local, state or Federal government by legislative, administrative or judicial action shall in any legally enforceable manner by ordinance, act, statute, order, mandate, rule, regulation or otherwise require during the Term, any alteration of or improvement to any portion of the Premises, the Tenant shall comply fully with any such action and all such alterations shall be at the sole expense of the Tenant, and all such alterations shall become the property of Landlord and be surrendered with the Premises upon expiration of this Lease.

                                 7. REPAIRS BY TENANT

    Tenant, during the Term of this Lease or any extension or renewal of this Lease, shall, at its sole cost and expense, make all repairs as shall be reasonably necessary to keep the Premises in good condition and repair, normal wear excepted. Tenant further agrees that all damage or injury of whatever nature done to the Premises by the Tenant or by any person in or upon the Premises except the Landlord, Landlord's agents, servants and employees, shall be repaired by Tenant at its sole cost and expense.

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                         8. IMPROVEMENTS, REPAIRS BY LANDLORD

    Landlord shall maintain the structural portions of the building, including the basic plumbing, air conditioning, heating and electrical systems installed in accordance with similar buildings in Atlanta, Georgia, but taking into consideration the age of the building, unless the condition requiring such maintenance is caused in part or in whole by the act, neglect, fault or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay Landlord the reasonable cost of such maintenance or repairs.

    Except as provided herein, throughout the Term of this Lease or any renewal thereof, Landlord shall not otherwise be required to make any repairs or improvements to Premises, except repairs necessary for safety and tenantability and customary office building maintenance.

                        9. LANDLORD'S RIGHT TO ENTER PREMISES

    Landlord shall retain duplicate keys to all doors of the Premises. Tenant shall not change the locks on any entrance to the Premises. Upon Tenant's written request to Landlord, Landlord shall make a reasonable change of locks on behalf of Tenant at Tenant's sole cost and expense. Landlord and its agents, employees and independent contractors shall have the right to enter the premises at reasonable hours to make repairs, additions, alterations and improvements that are required by this Lease or are otherwise performed with Tenant's prior written consent, to exhibit the Premises to prospective purchasers, lenders or tenants but Landlord may enter to exhibit the Premises to prospective tenants only during the last twelve (12) months of the Term or following any event of default for as long as such event of default remains uncured, and to inspect the Premises to ascertain that Tenant is complying with all of its covenants and obligations hereunder. Landlord shall also have the right to enter the Premises at reasonable hours to install, maintain, repair and replace pipes, wires, cables, duct work, conduit and utility lines through hung ceiling space and column space within the Premises. Landlord agrees to use reasonable efforts to minimize any interference with Tenant's business caused by such entry. Landlord shall, except in case of emergency, afford Tenant such prior notification of an entry into the Premises as shall be reasonably practicable under the circumstances, for the purpose of exhibiting the Premises to a prospective purchaser or tenant. During such time as such work is being carried on in or about the Premises, payments provided herein shall not abate and Tenant waives any claim or cause of action against Landlord for damages by reason of interruption of Tenant's business or loss of profits therefrom because of the prosecution of any such work or any party hereof.

                                   10. ALTERATIONS

    Tenant shall make no alterations or other improvements to the Premises without Landlord's prior written consent. Unless otherwise agreed, all such approved alterations and other improvements shall be made by Landlord at Tenant's sole expense and shall become the property of Landlord and be surrendered with the Premises upon the expiration of this Lease.

    Landlord may, at Landlord's option, require Tenant to remove any or all such alterations, improvements, decorations and furnishings and repair any damage to the Premises resulting from such alterations.

    In the event that local, state or Federal government by legislative, administrative or judicial action shall in any legally enforceable manner by ordinance, act, statute, order, mandate, rule, regulation or otherwise, require during the Term, any alteration of, or improvement to any portion of the building in which the Premises are located, excluding the Premises, determined by Landlord's Independent Accountants to be capital in nature based upon the application of generally accepted accounting principles ("Mandated Alterations"), then the annual rent per square foot shall be increased as follows:

    (a) Landlord's Independent Accountants shall amortize the cost of the Mandated Alterations over a period of not less than five (5) years in accordance with generally accepted accounting standards and allocate

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         the annual amortization of the cost to the net rentable area of the building in terms of annual cost per square foot of rentable area (the "Amortized Annual Cost").

    (b) A portion of the Amortized Annual Cost shall be allocated to the Tenant based upon the proportion that the number of square feet of rentable area of the Premises bears to the number of square feet of rentable area of the building.

    (c) Effective on the first day of the month following notice from Landlord of the computation of the Amortized Annual Cost of the Mandated Alterations, the Base Rental above shall be increased by the Amortized Annual Cost, but not to exceed thirty cents ($0.30) per square foot multiplied by the rentable area of the Premises. The base monthly rent shall be increased by one-twelfth of such amount.

    Notwithstanding the foregoing, Tenant shall not be obligated to contribute to the cost of any Mandated Alteration unless such Mandated Alteration is the result of the adoption of a new or changed ordinance, act,statute, order, mandate, rule or regulation or interpretation thereof not existing on the commencement date of this lease.

                                    11. RELOCATION

    Upon ninety (90) days' written notice to Tenant, Landlord may substitute for the leased Premises other Premises in the building (the "New Premises") in which event the New Premise shall be deemed to be the leased Premises for all purposes hereunder, provided:

    (a) The New Premises shall be similar in area and appropriateness for Tenant's purposes.

    (b) Landlord shall, at Landlord's sole expense, conform the leasehold improvements in the New Premises as closely as practicable to the improvements then existing in the Premises.

    (c) Landlord shall reimburse Tenant for all out-of-pocket expenses directly resulting from such relocation, including reasonable moving expenses, but in no event shall Landlord be responsible for any interruption in Tenant's business caused by such relocation.

    (d) Within thirty (30) days of Landlord's request, Tenant shall execute an amendment to this Lease documenting the substitution of the New Premises under this Lease.

                                12. SERVICES TO TENANT

    Landlord reasonably agrees to provide Tenant, as Landlord reasonably deems necessary, subject to limitations contained in any governmental controls now or hereafter imposed or matters beyond Landlord's control and subject to cessation for reasonable necessity, the following services:

    (a) Heating and air-conditioning service daily on Monday through Friday, inclusive, except for holidays observed by national banks as legal holidays, from 8:00 a.m. to 6:00 p.m., and on Saturdays, if not a holiday, from 8:00 a.m. to 1:00 p.m.

    (b) Electric current for building, standard tenant lighting and small business machinery only from electric circuits designated by Landlord for Tenant's use. Tenant will not use any electrical equipment which in Landlord's opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in the building. Tenant will not, without Landlord's prior written consent in each instance, connect any items such as non-building standard tenant lighting, vending equipment, printing or duplicating machines, computers (other than desktop work processors, personal computers and photocopy equipment not requiring dedicated or special

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circuitry), auxiliary air conditioners, and other computer-related equipment to the electrical system of the Premises, or make any alteration or addition to the system. If any additional circuitry or wiring is required by Tenant, and Landlord approves the installation of the same in writing, such work shall be performed at Tenant's expense by Landlord's electrician or under Landlord's control and supervision, and Tenant shall pay Landlord for such additional work as billed. In the event the Tenant utilizes electric current or other utilities in excess of the amount which would be typically utilized by normal business office use of the Premises, then Landlord shall have the right to charge Tenant as additional rent a reasonable sum as reimbursement for the direct cost of such additional use or services. In the event of a disagreement as to the reasonableness of the amount of such additional rent, the opinion of a qualified, local and independent professional engineer selected by Landlord in good faith shall be binding upon Landlord and Tenant. Payments for such additional electrical power shall be deemed additional rent due from Tenant.

    (c)  General cleaning and janitorial service five times per week.

    (d) Reasonable quantities of water to lavatories, toilets and water fountains in or appurtenant to the Premises.

                              13. LIABILITY OF LANDLORD

    Excepting for the willful misconduct or gross negligence of Landlord, its agents and employees, Landlord shall not be liable to Tenant in any manner whatsoever for failure or delay in furnishing any service provided for in this Lease, and no such failure or delay to furnish any service or services by Landlord shall be an actual or constructive eviction of Tenant nor shall any such event operate to relieve Tenant from the prompt and punctual performance of each and all the covenants to be performed herein by Tenant; nor shall Landlord be liable to Tenant for damage to person or property caused by defects in the cooling, heating, electric, water, elevator or other apparatus or systems or by water discharged from sprinkler systems, if any, in the Building; nor shall Landlord be liable to Tenant for the theft, or loss of any property of Tenant whether from the Premises or any part of the Building or property adjoining the Building containing the Premises. Landlord agrees to make reasonable efforts to protect Tenant from interference or disturbance of third persons including other tenants, however, Landlord shall not be liable for any such interference or disturbance whether caused by another tenant or tenants or Landlord or other person, nor shall Tenant be relieved from any obligation herein because of such interference, disturbance or breach.

                                     14. DEFAULT

    The occurrence of any of the following shall constitute an event of default hereunder by Tenant:

    (a) The Base Rent payable under this Lease (including any Additional Rent) or any sum of money due hereunder is not paid when due, and such failure to pay continues for more than five (5) days after Tenant's receipt of notice thereof from Landlord. Provided, however, that Landlord shall not be required to provide Tenant with the notice and five-day period set forth in this subparagraph more than three (3) times during the Term of this Lease, and the fourth and each subsequent failure to timely pay such sums shall immediately constitute an event of default hereunder.

    (b) The Premises are deserted, vacated or not used as regularly or consistently as would normally be expected for similar premises put to the same or similar purposes as set forth herein, even though the Tenant continues to pay the stipulated Base Rent, and such condition is not corrected within ten (10) days of Tenant's receipt of notice thereof from Landlord to Tenant. Provided, however, that Landlord shall not be required to provide Tenant with the notice and ten-day period set forth in this subparagraph more than once during the Term of this Lease, and the second, and each subsequent, occurrence of such condition shall immediately constitute an event of default hereunder.

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    (c)  Tenant or any guarantor of this Lease files any petition for debt relief under any section or chapter of the national or federal bankruptcy code or any other applicable federal or state bankruptcy, insolvency or other similar act.

    (d) Any petition is filed against Tenant under any section or chapter of the national or federal bankruptcy code or any other applicable federal or state bankruptcy, insolvency or other similar act,and such petition is not dismissed within sixty (60) days after the date of such filing.

    (e) Tenant or any guarantor of this Lease shall become insolvent or transfer property to defraud creditors or there shall be a material adverse change in the net worth or credit rating of Tenant or such guarantor.

    (f) Tenant makes material misrepresentations to Landlord prior to or contemporaneously with the execution of this Lease.

    (g) Tenant or any guarantor of this Lease shall make an assignment for the benefit of creditors.

    (h) A receiver is appointed for any of the assets of Tenant or any guarantor of the Lease, and such receiver is not removed within sixty (60) days of Tenant's receipt of notice from Landlord to obtain such removal.

    (i) A lien is filed against the Premises or Landlord's estate therein by reason of any work, labor, services or materials performed or furnished, or alleged to have been performed or furnished, to Tenant or anyone holding the Premises by, through or under Tenant, and Tenant fails to cause the same to be vacated and canceled of record, or bonded off in accord with the provisions of this Lease, within twenty (20) days after the filing date thereof.

    (j) Tenant fails to observe, perform and keep each and every of the covenants, agreements, provisions, stipulations and conditions contained in this Lease to be observed, performed and kept by Tenant, including without limitation the "Rules and Regulations" for the project of which the Premises is a part, and unless otherwise specified herein, Tenant persists in such failure for twenty (20) days after receipt of notice by Landlord requiring that Tenant correct such failure; provided, that in the event any such failure is not reasonably susceptible of cure within such thirty (30)-day period, Tenant shall have a reasonable time to cure such failure provided Tenant commences cure as soon as is reasonably possible and prosecutes such cure diligently to completion.

                                     15. REMEDIES

    Upon the occurrence of any material default by Tenant, Landlord shall have the option to do and perform any one or more of the following:

    (a) TERMINATION OF LEASE - Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant shall fail to do so, Landlord may, without notice and prejudice to any other remedy available, enter and take possession of the Premises and remove Tenant or anyone occupying the Premises and its effects without being liable to prosecution or any claim for damages. In the event of termination of this Lease, Tenant shall be responsible to Landlord for (i) all payments due under this Lease prior to the date of termination, (ii) all costs incurred by Landlord in connection with such termination, and (iii) the entire amount of Base Rent, Additional Rent and other charges due hereunder for the remainder of the Term less the then fair market rental value of the Premises for the remainder of the Term, with such difference discounted to its present value by using a discount factor of 6%. Such amount shall be paid by Tenant to Landlord immediately upon demand by Landlord and shall constitute liquidated damages and not a penalty or forfeiture (Tenant and Landlord agree that the actual damages are impossible to ascertain and that the amount described above is a reasonable estimate thereof). If Landlord elects to terminate this Lease, Tenant's liability to Landlord for damages shall survive such termination.

    (b) Landlord may correct such default and Tenant shall reimburse Landlord upon demand for the cost incurred by Tenant in curing such default.

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    (c)  RELETTING OF PREMISES.  Enter upon and take possession of the Premises as agent of Tenant without terminating (termination shall only occur by written notice of termination from Landlord to Tenant) this Lease and without being liable to prosecution or any claim for damages. Landlord may relet the Premises and in that connection may make any suitable alterations or refurbish the Premises, or both, or change the character or use of the Premises, but Landlord shall not be required to relet for any use or purpose other than that specified in this Lease or which Landlord may reasonably consider injurious to the Premises, or to any Tenant which Landlord may consider objectionable. Landlord may relet all or any portion of the Premises, alone or in conjunction with other portions of the Building, for a term longer or shorter than the Term of this Lease, at a rental rate provided in this Lease, and upon such other terms (including the granting of concessions) as Landlord solely determines to be acceptable. If Landlord elects to reenter and relet all or any portion of the Premises, Landlord shall apply the rent so collected as follows:

    (1) first, to any amount due hereunder other than Base Rent and Additional Rent;

    (2)  second, to the payment of costs and expenses of such reletting;

    (3)  third, to the payment of Rent and Additional Rent;

    (4) fourth, the residue shall be held and applied to future Base Rent and Additional Rent due hereunder and if any such excess exists at the termination of this Lease it shall be paid over to Tenant.

    No such reentry or taking possession of the Premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. Landlord, however, shall have no duty to relet the Premises and Landlord's failure to do so shall not release Tenant's liability for rent or damages. Landlord shall have the right to rent any other available space in the building before reletting or attempting to relet the Premises.

    (d) Upon such event of default, and notwithstanding any provision to the contrary, Tenant acknowledges that it shall become liable for any costs incurred by Landlord under this lease for the completion of any improvements to the Premises, and any real estate commissions paid by Landlord under this lease.

                               16. CUMULATIVE REMEDIES

    The above-stated remedies of Landlord shall be deemed to be in addition to, and not in lieu of, any other rights and remedies provided Landlord either at law or in equity. No delay in enforcing the provisions of the Lease shall be deemed to constitute a waiver of such default by Landlord, and the pursuit by Landlord of one or more remedies shall not be deemed to constitute an election against other remedies.

                          17. EFFECT OF TERMINATION OF LEASE

    No termination of this Lease prior to the normal ending thereof by lapse of time or otherwise shall affect Landlord's right to collect sums due hereunder for the period prior to termination thereof.

                            18. ASSIGNMENT AND SUBLETTING

    Tenant may not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, assign this Lease or any interest hereunder, or sublet Premises or any part thereof, or permit the use of Premises by any party other than Tenant or an entity which owns, its owned by, or is under common ownership with Tenant. In the event Tenant wishes to sublease the Premises or assign the Lease, Landlord has the right, but not the

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obligation, to terminate the Lease effective as of the date Tenant vacates the
Premises. Should Landlord elect to terminate the Lease, Tenant shall be relieved of any liability or obligation to pay rent beyond the date of termination. Consent to one assignment or sublease shall not destroy or waive this provision, and all later assignments and subleases shall likewise be made only upon prior written consent of Landlord. Subtenants or assignees shall become liable directly to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability.

    In making Landlord's determination to approve or disapprove a proposed assignment or sublease hereunder, Landlord and Tenant agree that Landlord may withhold its consent to any proposed assignment or sublease, and such withholding of consent by Landlord will not be deemed to be unreasonable, (1) if the proposed assignee or subtenant is not a reputable party or is a party who would (or whose use would) detract from the character of the building, such as, without limitation, a dental, medical or chiropractic office or a governmental office, or (2) if the proposed assignee or subtenant shall be engaged in a business in the Premises which is not consistent with the then standards of the building or is not permitted by or would contravene the provisions of this Lease, or (3) if the lease or use of the Premises or any portion thereof by such subtenant or assignee will cause Landlord to be in violation of any restrictive use covenants granted by Landlord to any other tenant in the building in such tenant's lease, or (4) if, in the case of a proposed assignment or sublease the proposed assignee is not of sufficient financial worth to perform its obligations under this Lease as such obligations become due; provided, however, it is understood and agreed that the reasons outlined above in this sentence are not intended, and shall not be construed, to be an exclusive list of reasonable basis upon which Landlord may withhold its consent and Landlord reserves the right to disapprove of a proposed assignment or sublease by virtue of such other reasonable bases.

    Upon execution of any sublease or assignment approved by Landlord under this article, a fully-executed counterpart of the sublease or assignment shall be promptly delivered to Landlord by Tenant.

    A change, whether voluntary, involuntary or by operation of law, or a merger, consolidation or other reorganization of more than a 49% ownership in Tenant shall be deemed a voluntary assignment of this Lease and subject to the provisions of this article.

                        19. DESTRUCTION OR DAMAGE TO PREMISES

    If the Premises are totally destroyed (or so substantially damaged as to be untenantable) by storm, fire, earthquake or other casualty not caused by the act or failure to act of Tenant, and the Premises cannot in the judgment of Landlord be restored by the Landlord within 120 days, this Lease shall terminate as of that date. If the Premises are damaged but not rendered wholly untenantable by any such casualty, rental shall abate in proportion as the Premises have been damaged and Landlord shall at Landlord's option (i) restore the Premises as speedily as practicable to substantially the same condition as existed immediately preceding such casualty, whereupon full rent shall recommence, or
(ii) notify Tenant within thirty (30) days that this Lease is terminated.

                               20. REMOVAL OF FIXTURES

    Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all unattached and movable personal property and equipment which Tenant has placed in the Premises, provided Tenant repairs all damages to Premises caused by such removal. All personal property of Tenant remaining on the Premises after the end of the Term shall be deemed conclusively abandoned, notwithstanding that title to or a security interest in such personal property may be held by an individual or entity other than Tenant, and Landlord may dispose of such personal property in any manner it deems proper, in its sole discretion. Tenant hereby waives and releases any claim against Landlord arising out of the removal or disposition of such personal property. Tenant shall reimburse Landlord for the cost of removing such personal property.

[text struck out]

             22. AGENCY DISCLOSURE AND LEASING BROKER/AGENT'S COMMISSION

    TMW Realty, Inc. represented the Landlord (TMW Realty, Inc. is herein referred to as "Broker") in this transaction and will be compensated by the Landlord by separate agreement.

    Landlord and Tenant each represent to the other that they have dealt with no broker, agent or finder (hereinafter referred to as a "Broker") in connection with this Lease other than the Broker as set forth hereinabove. Landlord and Tenant each hereby indemnify the other and agree to hold each other harmless from and against any and all claims, causes, demands, losses, liabilities, fees, commissions, settlements, judgments, damages, expenses and fees (including attorney's fees and court costs) in connection with any claim for commission, fees, compensation or other charges relating in nay way to this Lease, or to the consummations of the transactions contemplated hereunder, which may be made by any person, firm or entity (other than Broker which shall be the responsibility of Landlord) based upon any agreement or agreements made or alleged to have been made by such party or its representatives. The provisions of this paragraph shall survive termination or expiration of this Lease.

                                 23. ATTORNEY'S FEES

     If any rent owing under this Lease is collected by or through an attorney at law, Tenant agrees to pay Landlord's reasonable attorney's fees and other reasonable attorney's fees and other reasonable costs of collection.

                                 24. ENTIRE AGREEMENT

    This Lease, including any attachments made a part hereof, contains the entire agreement of the parties and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. No failure of Landlord to exercise any power given Landlord hereunder or to insist upon strict compliance by Tenant of any obligation hereunder, and no customer practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

                           25. SUBORDINATION AND ATTORNMENT

    Tenant agrees that this Lease shall be subject and subordinate to any mortgage, security deed, loan deed or similar instruments now on said Premises and to all advances already made, or which may be hereafter made, on account of said instruments to the full extent of all debts and charges secured thereby and to any renewals or extensions of all or any part thereof and to any such instruments which any owner of said Premises may hereafter at any time elect to place on said Premises, and Tenant agrees upon request to hereafter attorn to the holder of such mortgage, security deed or other instrument as the Landlord under this Lease and execute any paper or papers which the counsel for Landlord may deem necessary to accomplish that end and, in default of Tenant so doing, that Landlord is hereby empowered to execute such paper or papers in the name of Tenant, and as the act and deed of Tenant, and this authority is hereby declared to be coupled with an interest and not revocable.

                               26. ESTOPPEL CERTIFICATE

    Upon Landlord's request the Tenant shall execute, acknowledge and deliver to the Landlord, within ten (10) days from date of said request: (a) a "mortgagee's acceptance letter" and/or a statement in writing certifying that this Lease is in full force and effect and continuing the dates to which the rent and any other charges have been paid, and the statement so delivered to the Landlord may be relied upon by any prospective purchaser of, or by any mortgagee upon, the Building of which the Premises are a part; and (b) the most recent financial statements of Tenant and any guarantor of this Lease; and (c) an estoppel certificate from any guarantor of this Lease certifying that said guaranty is in full force and effect. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification, except as may be represented by Landlord, that there are no defaults in Landlord's performance, and that not more than one (1) month rental has been paid in advance.

                                27. NO ESTATE IN LAND

    This Lease shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord, Tenant has only a usufrOOt, not subject to levy and sale and not assignable by Tenant except by Landlord's consent.

                                28. RIGHTS CUMULATIVE

    All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

                                   29. HOLDING OVER

    If Tenant remains in possession after expiration of the Term hereof, without Landlord's acquiescence and without any distinct written agreement of the parties, Tenant shall be a tenant at sufferance, and there shall be no renewal of this Lease by operation of law. During any such holdover period, Tenant shall pay holdover rent equal to 150% of the last Base Rental amount due from Tenant prior to such holdover.

                              30. SURRENDER OF PREMISES

    At termination of this Lease, Tenant shall surrender Premises and keys thereof to Landlord in same condition as at commencement of Term, normal wear and tear only excepted.

                                     31. SERVICE

    All notices under this Lease shall be sent to Tenant:

Prior to Commencement:

                               DEC International, Inc.
                                7990 Second Flag Drive
                                  Austell, GA 30001
                            Attn: Executive Vice President

Upon Commencement:

                               DEC International, Inc.
                             5775 Peachtree Dunwoody Road
                                     Suite C-150
                                  Atlanta, GA 30342
                            Attn: Executive Vice President

and to Landlord:

                          Peachtree Dunwoody Partners, L.P.
                         c/o TMW Real Estate Management, Inc.
                             5775 Peachtree Dunwoody Road
                                     Suite 470-C
                                  Atlanta, GA 30342


                       32. DAMAGE OR THEFT OF PERSONAL PROPERTY

    Tenant agrees that all personal property brought into the Premises shall be at the risk of the Tenant only and that the Landlord shall not be liable for these thereof or any damages thereto occasioned from any act of any co-tenant or other occupants of said Building or any other person.

                              33. RULES AND REGULATIONS

    The rules and regulations with regard to the Building of which the Premises are a part, annexed hereto, and all rules and regulations which Landlord may hereafter, from time to time, adopt and promulgate for the government and management of said Building, are hereby made a part of this Lease as Exhibit "C" and shall, during the Term of this Lease, be in all things observed and performed by Tenant and by Tenant's employees, servants and agents.

                              34. EMINENT DOMAIN CLAUSE

    It is mutually agreed that if the whole or any part of the Premises shall be taken by Federal, State, County or City authority for public use, or under any statute, or by right of eminent domain, then when possession shall be taken thereunder of said Premises, or any part thereof, the Term hereby granted and all rights of the Tenant hereunder shall immediately cease and terminate. It is expressly agreed that the Tenant shall not have any right or claim of any award made to or received by the Landlord for such taking.

                                   35. DEFINITIONS

    "Landlord" as used in this Lease shall include first party, his heirs, representatives, assigns and successors in title to Premises. "Tenant" shall include second party, his heirs and representatives, and if this Lease shall be validly assigned or sublet, shall include also Tenant's assignees or subtenants, as to Premises covered by such assignment or sublease. "Agent" shall include third party, his successor, assigns, heirs and representatives. "Landlord," "Tenant" and "Agent" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

                                 36. INDEMNIFICATION

    Subject to the other provisions of this Lease, Tenant hereby indemnifies Landlord from and agrees to hold Landlord harmless against, any and all liability, loss, cost, damage or expense, including, without limitation, court costs and reasonable attorneys' fees, imposed on Landlord by any person whomsoever, caused by the negligence or willful misconduct of Tenant, or any of its partners, employees, contractors, servants, agents, subtenants, or legal representatives. Subject to the provisions of this Lease, Landlord hereby indemnifies Tenant from, and agrees to hold Tenant harmless against, any and all liability, loss, cost, damage or expense, including without limitation, court costs and reasonable attorneys' fees, imposed on Tenant by any person whomsoever, caused by the negligence or willful misconduct of Landlord or any of its partners, employees, contractors, servants, agents or legal representatives. The provisions of this article shall survive the expiration or any termination of this Lease.

                                    37. INSURANCE

    During the Term of this Lease, and any extension and renewal thereof, Tenant, at its sole cost and expense, shall carry and maintain, and shall deliver to Landlord a certificate of insurance evidencing such coverage both prior to taking possession of the Premises and annually thereafter, the following types of insurance with insurance companies rated no less than A, Class VI as in the current edition of Best's Guide:

    (a) Property Insurance on the Special or All-Risk Form, in amounts sufficient to replace Tenant's personal property and all improvements to the Premises on a replacement cost new basis.

    (b) Commercial General Liability Insurance with limits of no less than $1,000,000 per occurrence, $2,000,000 General Aggregate and $2,000,000 Completed Operations Aggregate.

    (c) Workers' Compensation Insurance with liability limits required by the laws of the state in which the Premises are located.

Such insurance shall, to the extent permitted by law, name Landlord as an additional insured and provide for thirty (30) days prior written notice to Landlord before any modification or termination of said insurances.

    Landlord and Tenant shall each have included (so long as commercially reasonable and obtainable) in all policies of all risks, fire, extended coverage, business interruption and other insurance respectively obtained by them covering the Premises, the building and contents therein, a waiver by the insurer of all right of subrogation against the other in connection with any loss or damage thereby insured against. Any additional premium for such waiver shall be paid by the primary insured. To the full extent permitted by law, Landlord and Tenant each waives all right of recovery against the other (and any officers, directors, partners, employees, agents and representatives of the other) for, and agrees to release the other from liability for, loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect covering the party seeking recovery at the time of such loss or damage or would be covered by the insurance required to be maintained under this Lease by the party seeking recovery. If the release of either party, as set forth in the immediately preceding sentence, should contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but shall be secondary to the liability of the other's insurer.

                                 38. HAZARDOUS WASTE

    The term "Hazardous Substances," as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local law or ordinance relating to pollution or protection of the environment. Tenant hereby agrees that (i) no activity will be conducted on the Premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Tenant's business (the "Permitted Activities"), provided such Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance, in writing, by Landlord; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials"), provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance, in writing, by Landlord; (iii) Tenant will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials described above, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. If, at any time during or after the Term of the Lease, the Premises are found to be so contaminated or subject to said conditions, Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from, or as a result of, the use of the Premises by Tenant. The foregoing indemnification shall survive the termination or expiration of this Lease.

                             39. EXCULPATION OF LANDLORD

    Landlord's obligations and liability to Tenant with respect to this Lease shall be limited solely to Landlord's interest in the Building, and neither Landlord nor any joint ventures (if any), partners, officers, directors, employees or shareholders of or in Landlord shall have any personal liability whatsoever with respect to this Lease.

                                40. TELEPHONE SERVICE

    Tenant acknowledges and agrees that securing and arranging for telephone service to the Premises is the sole responsibility of tenant and that Landlord has no responsibility or obligation to provide or arrange such telephone service, nor to permit installation of any facilities or equipment in the Building outside the Premises in connection with providing telephone service to the Premises.

                                     41. SIGNAGE

    Landlord agrees that Tenant shall be listed on the Building directory at no cost or expense to Tenant. Tenant shall not place any signs, decals or other materials upon the windows or suite doors of the Premises nor on the exterior walls of the Premises. Landlord agrees to provide Tenant, at Landlord's expense, one building standard suite door tenant identification sign. Any additional signage desired by Tenant shall be approved, in writing, by Landlord and the management company of the Building, which shall be granted in their sole discretion.

                                  42. FORCE MAJEURE

    In the event of strike, lockout, labor trouble, civil commotion, act of God or any other cause (collectively hereinafter called "Force Majeure") outside and beyond Landlord's control, resulting in the impairment of Landlord's ability to perform any obligation or provide any service hereunder, this Lease shall not terminate except at Landlord's election, and Tenant's obligation to pay Base Monthly Rental, Additional Rental and all other charges and sums due payable by Tenant shall not be altered or excused and Landlord shall not be considered to be in default under this Lease or liable in damages to Tenant in any manner.

                                      43. LIENS

    Tenant shall pay or cause to be paid all costs for work done by or on behalf of Tenant or caused to be done by or on behalf of Tenant on the Premises of a character which will or may result in liens against Landlord's interest in the Premises or the Project, or any part thereof and Tenant will keep the same free and clear of all mechanic's liens and other liens on account of work done for or on behalf of Tenant or persons claiming under Tenant. Tenant hereby agrees to indemnify, defend and save Landlord harmless of and from all liability, loss, damages, costs or expenses, including reasonable attorneys' fees, incurred in connection with any claim of any nature whatsoever for work performed for, or materials or supplies furnished to Tenant, including lien claims of laborers, materialmen or other. Should any such liens be filed or recorded against the Premises or the project with respect to work done for or materials supplied to or on behalf of Tenant or should any action affecting the title thereto be commenced, Tenant shall cause such liens to be released of record within twenty (20) days after notice thereof. If Tenant desires to contest any such claim of lien, Tenant shall nonetheless cause such lien to be released of record by the posting of adequate security with a court of competent jurisdiction as may be provided by Georgia's mechanic's lien statutes. If Tenant shall be delinquent in paying any charge for which such a mechanic's lien or suit to foreclose such a lien has been recorded or filed and shall not have caused the lien to be released as aforesaid, Landlord may (but without being required to do so) pay such lien or claim and costs associated therewith, and the amount so paid, together with interest thereon at the interest rate and reasonable attorneys' fees incurred in connection therewith, shall be immediately due from Tenant to Landlord as Additional
Rent.

                                    44. AUTHORITY

    If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with the bylaws and resolutions of said corporation, and that this Lease is binding upon said corporation. If Tenant is a partnership, each individual executing this Lease on behalf of such partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the partnership and that this Lease is binding on the partnership.

    The submission or delivery of this document for examination and review does not constitute an option, an offer to lease space in the Building or an agreement to lease. This document shall have no binding effect on the parties unless and until executed by both Landlord and Tenant.

                               45. SPECIAL STIPULATIONS

    Insofar as the following stipulations conflict with any of the foregoing provisions, the following shall control: See Addendum of Special Stipulations attached hereto and by reference incorporated herein.

    IN WITNESS WHEREOF, the parties have hereunto set their hands and seals, in quadruplicate, the day and year first above-written.

                             TENANT:

                             DEC INTERNATIONAL, INC.

                             By:   /s/Robert B. Webster
                                   ----------------------------
                             Title:
                                   ----------------------------
                                   Robert B. Webster
                                   Executive Vice President

                             Attest:
                                   ----------------------------
                             Title:
                                   ----------------------------


                                  [CORPORATE SEAL]

                             LANDLORD:

                             PEACHTREE DUNWOODY PARTNERS, L.P.

                             By:   /s/
                                   ----------------------------

                             Title:  Agent
                                   ----------------------------

                           ADDENDUM OF SPECIAL STIPULATIONS

1. TENANT IMPROVEMENTS. Notwithstanding anything contained herein to the contrary in Section 5 of this Lease, Landlord will provide up to $5.00 per rentable square foot or a total of $21,730.00 as an improvement allowance for completion of Landlord's Work within the premises. The improvement allowance will be inclusive of an 8% construction management fee and the cost of any and all construction documents and necessary permits. Tenant, at Tenant's option, may request that Landlord complete work above and beyond the improvement allowance, provided, however, that any work above the improvement allowance shall be at the sole cost and expense of Tenant and Tenant shall reimburse Landlord for any costs herein upon completion of any additional work.

2. CONTINGENCY. This Lease is contingent upon Landlord executing a Lease Termination Agreement for the existing Lease for the Premises with Compucom Systems, Inc. within five (5) business days following the execution of this Lease by both parties.

                            EXHIBIT A

                            [GRAPHIC]

                            EXHIBIT B

                     DESCRIPTION OF PROPERTY


All that tract or parcel of land lying and being in Land Lot 17 of the District of Fulton County, Georgia and being more particularly described as follows:

BEGINNING at an iron pin located at the corner formed by the southeasterly line of the right of way of Peachtree Dunwoody Road (a road having a 70 foot right of way at this point) with the south line of the right of way of Lake Hearn Drive (a road having a 60 foot right of way); running thence north 89 degrees 39 minutes 45 seconds east along the south line of the right of way of Lake Hearn Drive 1,421.85 feet to an iron pin located at the point where the south line of Lake Hearn Drive is intersected by the east line of said Land Lot 17 (said line also being the west line of Land Lot 329 of the 18th District of Dekalb County, Georgia and Fulton County, Georgia); running thence south 00 degrees 25 minutes 25 seconds west along the east line of said Land Lot 17 a distance of 590.30 feet to an iron pin located at the southeast corner of said Land Lot 17 (said iron pin also being located at the northeast corner of Land Lot 16 of the 17th District of Fulton County, Georgia); running thence north 89 degrees 37 minutes 25 seconds west along the south line of said Land Lot 17 and the north line of said Land Lot 16 a distance of 1,488.92 feet to an iron pin located at the point where said Land Lot line intersects the easterly line of Peachtree Dunwoody Road; running thence in a generally northwesterly direction along the easterly side of the right of way of Peachtree Dunwoody Road and along the arc of a curve having a radius of 1,469.80 feet a distance of 68.53 feet (the chord of said curve having a magnetic bearing of north 13 degrees 48 minutes 40 seconds west and a length of 68.52 feet); continuing thence in a generally northwesterly direction along the northeasterly line of the right of way of Peachtree Dunwoody Road north 12 degrees 28 minutes 30 seconds west 116.25 feet to a point; continuing thence in a generally northerly direction along the arc of a curve having a radius of 273.903 feet a distance of 168.37 feet (the chord of said curve having a magnetic bearing of north 05 degrees 08 minutes 05 seconds east and a length of 165.73 feet);continuing thence in a generally northeasterly direction along the southeasterly line of the right of way of Peachtree Dunwoody Road north 22 degrees 44 minutes 40 seconds east and a length of 233.87 feet; thence along the arc of a curve having a radius of 35 feet a distance of 13.75 feet (the chord of said curve having a magnetic bearing of north 33 degrees 59 minutes 45 seconds east and a length of 13.66 feet) to an iron pin located at the southeast corner of the intersection of Peachtree Dunwoody Road and Lake Hearn Drive and the POINT OF BEGINNING, said property containing 20.03 acres as shown on Plat of Survey for Minneapolis Investment Associates L.P. and Chicago Title Insurance Company, by Watts & Browning Engineers, dated December 5, 1985, last revised October 8, 1992.

Together with all right, title and interest in and to that Easement from Commodore Carson Going, Jr., to Hodgkins & Associates, Inc., recorded in Deed Book 1759, Page 250, DeKalb County, Georgia, and such prescriptive rights as may arise therefrom or otherwise with respect to the sewer line installed pursuant thereto.

                                      EXHIBIT C

                                RULES AND REGULATIONS


1. The sidewalks, entry passages, corridors, halls, elevators and stairways shall not be obstructed by Tenant, or used by them for any purpose other than those of ingress and egress. The floors, skylights and windows that reflect or admit light into any place in the building in which the Premises are located, shall not be covered or obstructed by Tenant. The water closets and other water apparatus shall not be used for any other purpose than those for which they were constructed and no sweepings, rubbish, or other obstructing substances, shall be thrown therein. Any damage resulting to them or to associated system from misuse shall be borne by Tenant who, or whose clerks, agents, or servants, shall cause it.

2. No advertisement or other notice shall be inscribed, painted or affixed on any part of the outside or inside of said building, except upon the doors, and of such order, size and style, and at such places as shall be designated by Landlord. Interior signs or doors will be supplied for Tenant by Landlord, the cost of the signs to be charged to and paid for by Tenant.

3. No Tenant shall do or permit to be done in the Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on said building, or on property kept therein, (only artificial and fire resistant Christmas trees and/or decorations are permitted), or obstruct or interfere with the rights of other Tenants, or in any way injure or annoy them, or conflict with any of the rules and ordinances of the Board of Health. Tenant, their clerks and servants, shall maintain order in the building, shall not make or permit any improper noise in the building or interfere in any way with other tenants or those having business with them. Nothing shall be thrown by Tenant, their clerks or servants, out of the windows or doors, or down the passages or skylights of the building. No rooms shall be occupied or used as sleeping lodging apartments at any time. No part of the building shall be used or in any way appropriated for gambling, immoral or other unlawful practices, and no intoxicating liquors shall be sold in said building.

4. Tenant shall not employ any persons other than the janitors of Landlord (who will be provided with passkeys into the offices) for the purpose of cleaning or taking charge of the Premises.

5. Tenant shall strictly comply with any and all regulations set forth by Landlord for the operation, maintenance and management of the parking areas adjacent to the building or buildings in which the Premises are contained.

6. No animals, birds, bicycles or other vehicles, or other obstructions, shall be allowed in the offices, halls, corridors, elevators or elsewhere in the building.

7. All Tenants and occupants shall observe strict care not to leave their windows open when it rains or snows and, for any fault or carelessness in any of these respects, shall make good any injury sustained by other Tenants and to Landlord for damage to paint, plastering or other parts of the building, resulting from such default or carelessness. No painting shall be done, nor shall any alterations be made, to any part of the building by putting up or changing any partitions, doors or windows, nor shall there be any nailing, boring or screwing into the woodwork or plastering nor shall any connection be made to the electric wires or gas or electric fixtures, without the consent in writing on each occasion of Landlord or its agent. Landlord requires Tenants to monitor all installation of communications and other non-electrical wiring to ensure that all installed wiring is of a plenum-rated type and that all relevant building and fire codes concerning plenum-rated wiring are maintained by the installer. All glass, locks and trimmings in or upon the doors and windows of the building shall be kept whole and, when any part thereof shall be broken, the same shall be immediately replaced or repaired and put in order under the direction and to the satisfaction of Landlord, or its agents, and shall be left whole and in good repair. Tenant shall not injure, overload or deface the building, the woodwork or the walls of the Premises, nor carry on upon the Premises any noisome, noxious, noisy or offensive business.

8. Not more than two keys for each office will be furnished without charge. No additional locks or latches shall be put upon any door without the written consent of Landlord. Tenant, at termination of their Lease of the Premises, shall return to Landlord all keys to doors in the building.

9. Landlord in all cases retains the power to prescribe the weight and position of iron safes or other heavy articles.

10. The use of burning fluid, camphor, alcohol, benzene, kerosene or anything except gas or electricity for lighting the Premises, is prohibited. No offensive gases or liquids will be permitted.

11. If Tenant desires blinds or window covering of any kind over the windows, they must be of such shape, color and material as may be prescribed by Landlord, and shall be erected with Landlord's consent and at the expense of said Tenant. No awning shall be placed on said building.

                          COMMENCEMENT DATE OF TERM OF LEASE
                           OFFICE LEASE DATED JUNE 20,1995
                 BETWEEN PEACHTREE DUNWOODY PARTNERS, L.P. (LANDLORD)
                        AND DEC INTERNATIONAL, INC.  (TENANT)

    This Commencement Date Agreement is made this ___ day of August, 1995, by and between Peachtree Dunwoody Partners, L.P. (hereinafter referred to as the "Landlord") and DEC International, Inc. (hereinafter referred to as the "Tenant") pertaining to certain space (the "Premises") in the Peachtree Dunwoody Pavilion, 5775 Peachtree Dunwoody Road, Atlanta, GA 30342 (the "Building").

                                     WITNESSETH:

    WHEREAS, by Lease executed the 20th day of June, 1995, the Landlord leased unto the Tenant the Premises known as Suite C-150 located in the Building for a term commencing on the 1st day of August, 1995, and ending on the 31st day of July, 2000, unless sooner terminated or extended as provided therein; and

    WHEREAS, the Landlord and the Tenant now desire to amend the Lease to establish different commencement and expiration dates.

    NOW, THEREFORE, the Landlord and the Tenant hereby agree that the Lease shall be amended as follows:

    1. The term of the Lease shall be deemed to have commenced on August 15, 1995, and shall expire on August 31, 2000, unless sooner terminated or extended as provided herein.

    2. By execution hereof, the Tenant hereby acknowledges that all improvements required of the Landlord have been satisfactorily performed and the Tenant does hereby accept the Premises delivered by the Landlord as being in full compliance with the terms of the Lease.

    3. Except as hereby amended, the Lease shall continue in full force and effect.

    4. This Agreement shall be binding upon the parties hereto, their heirs, executors, successors and assigns.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above-written.

                                  TENANT:

                                  DEC INTERNATIONAL, INC.

                                  By:       /s/
                                           ----------------------------------
                                  Title:    EXECUTIVE V.P. & C F O
                                           ----------------------------------
                                  Attest:   /s/
                                           ----------------------------------
                                  Title:    V P / Controller
                                           ----------------------------------

                                            [CORPORATE SEAL]

                                  LANDLORD:

                                  PEACHTREE DUNWOODY PARTNERS, L.P.

                                  By:
                                           ----------------------------------

                                           By:
                                                  ---------------------------
                                           Title:
                                                  ---------------------------

                              FIRST LEASE AMENDMENT
                              ---------------------

     This First Amendment to Lease, agreed to this 13th day of July, 1995 is attached to and made a part of that certain Lease Agreement ("Lease") dated the 20th day of June, 1995 by and between Peachtree Dunwoody Partners, L.P. as "Landlord," and DEC International, Inc. as "Tenant".

     WHEREAS, Landlord and Tenant are desirous of amending aforesaid Lease by execution of this Amendment;

     NOW, THEREFORE, for and in consideration of the Premises and mutual covenants contained herein and contained in the Lease, Landlord and Tenant hereby covenant and agree as follows:

1. EXCESS TENANT IMPROVEMENT COST. The total cost of Tenant's improvements to the Premises is $35,170.10. The Landlord's allowance as stated in the Lease is $21,730.00. The balance of the tenant improvements are the Tenant's sole financial responsibility and shall be paid as Additional
     Rent due under the Lease as follows: Upon the execution of this First Lease Amendment, Tenant shall pay to the Landlord, in certified funds or other manner of payment acceptable to Landlord, the sum of $3,440.10. The balance of the amount due from Tenant shall be amortized into the first twelve months of rental payments and the new monthly base rent due under this Lease for the first twelve months shall be adjusted to $6,356.37.

     Except as herein expressly modified, the terms and provisions of the Lease shall remain in full force and effect and Landlord and Tenant hereby ratify and affirm the terms and provisions of the Lease as herein expressly modified.

     IN WITNESS WHEREOF, the parties have caused this First Amendment to Lease to be executed on the date first above-written, hereby binding their respective successors, assigns, heirs, executors and administrators.

                                   TENANT:

                                   DEC INTERNATIONAL, INC.

                                   By:    /s/ Robert B. Webster
                                          ----------------------------

                                   Title: Executive Vice President
                                          ----------------------------

                                   Attest:
                                          ----------------------------

                                   Title:
                                          ----------------------------

                                   LANDLORD:

                                   PEACHTREE DUNWOODY PARTNERS, L.P.

                                   By:    /s/
                                          ----------------------------

                                          By:    Agent
                                                 ---------------------

                                          Title:
                                                 ---------------------